Exhibit 99.1
DUOYUAN PRINTING ANNOUNCES RESULTS FOR SECOND QUARTER ENDED
DECEMBER 31, 2009
Net Revenues Up 15.1% to $42.4 million Year-Over-Year. Continued High Margins and
Growth in Sales of Multicolor Printing Presses.
Beijing, February 10, 2010 — Duoyuan Printing, Inc. (NYSE: DYP) (“Duoyuan Printing” or the “Company”), a leading offset printing equipment supplier in China, today announced its financial results for the three months ended December 31, 2009.
Highlights for the Second Quarter Ended December 31, 2009
•	Net revenues in the second quarter were $42.4 million, an increase of 15.1% from $36.8 million for the same period last year

•	Gross profit margin (non-GAAP) in the second quarter was 54.0%, compared to 54.9% for the same period last year

•	Operating income and margins (non-GAAP) in the second quarter were $17.0 million or 40.1%, compared to $15.4 million or 41.9% for the same period last year

•	Net income and margins (non-GAAP) in the second quarter were $13.8 million or 32.4%, compared to $12.5 million or 34.0% for the same period last year

•	Diluted earnings per Share (non-GAAP) in the second quarter was $0.47

•	On November 6, 2009 Duoyuan Printing completed an initial public offering from which the Company received aggregate net proceeds of approximately $42 million
“I am pleased to report that Duoyuan Printing has again delivered strong results in the first reporting period since our successful IPO in November, further building on our history of revenue growth and profitability,” said Mr. Wenhua Guo, founder and chairman of Duoyuan Printing. “We are looking forward to leveraging our established brand, loyal distributor network and strong financial position to take advantage of China’s large and fast-growing demand for printed products.”
“Duoyuan Printing delivered another solid quarter of revenue growth and high margins, due to increased sales of multicolor printing presses combined with continued efficiency gains from our vertically integrated production facilities,” commented Mr. Christopher Holbert, Chief Executive Officer. “Looking ahead, the planned improvements to our Hunan facility and the introduction of our cold-set equipment line, due in the second half of calendar 2010, will help us to further capture growing demand in the market and drive our continued growth.“

Three Months Ended December 31, 2009 Results
Duoyuan Printing’s net revenues for the three months ended December 31, 2009 were $42.4 million, an increase of 15.1% year-over-year. The increase in net revenues was primarily due to the growth in sales of multicolor presses. Sales of multicolor large format presses for the three months ended December 31, 2009 were $22.1 million, an increase of 27.9%, from $17.3 million in the prior year period. The sales of multicolor small format presses for the three months ended December 31, 2009 were $14.9 million, an increase of 17.6%, from $12.6 million in the prior year period. Demand for multicolor presses increased due to a wider acceptance of various new products that were introduced in the last and current fiscal years and also due to increased advertising and promotion. The sales of single color small format presses for the three months ended December 31, 2009 were $1.8 million, an increase of 10.9%, from $1.6 million in the prior year period as the Company continues to serve those customers who are replacing or upgrading their small format press equipment. The sales of single color large format presses for the three months ended December 31, 2009 were $3.2 million, a decrease of 22.5%, from $4.2 million in the prior year period as the Company focused on the promotion of multicolor presses. For our computer-to-plate systems, or CTP systems, revenues were constant at $1.0 million for the quarters ended December 31, 2009 and 2008, respectively.
Gross profit (non-GAAP) for the three months ended December 31, 2009 was $22.9 million, an increase of 13.2% from $20.2 million for the same period last year. The year-over-year increase was primarily due to the growth in sales of multicolor presses. Gross profit margin (non-GAAP) was 54.0%, compared to 54.9% for the prior year period. The year over year minor decrease was primarily due to depreciation of capital expenditures from prior years.
Selling expenses (non-GAAP) were $3.8 million, an increase of 27.7% from $3.0 million for the same period last year. As a percentage of revenues, selling expenses were 8.9% for the three months ended December 31, 2009 compared to 8.0% for the prior year period. The increase was primarily due to increased advertising and promotion of multicolor presses.
General and administrative expenses (non-GAAP) were $1.6 million, an increase of 18.3% from $1.3 million for the same period last year. However, as a percentage of revenues, they were relatively steady at 3.8% for the three months ended December 31, 2009, compared to 3.7% for the same period last year.
Research and development expenses (non-GAAP) for the three months ended December 31, 2009 were 1.3% of revenues, which percentage was unchanged from the prior year period. The Company plans to introduce a new single color large format press to the market before the year ended June 30, 2010. The Company also plans to introduce a new multicolor large format press, CTP system and cold-set corrugated paper machine during the quarters ended September 30, 2010 and December 31, 2010.
Operating income (non-GAAP) was $17.0 million for the three months ended December 31,

2009 compared to $15.4 million in the prior year period. Operating margin was 40.1%, compared to 41.9% for the prior year period.
Net income (non-GAAP) was $13.8 million for the three months ended December 31, 2009 compared to $12.5 million in the prior year period. Net margin was 32.4% compared to 34.0% for the prior year period. Diluted earnings per share (non-GAAP) was $0.47 based on of 29.2 million weighted-average diluted shares outstanding for the three months ended December 31, 2009, compared to $0.50 based on 25.0 million weighted-average diluted shares outstanding for the same period last year.
Income tax provision was $2.8 million compared to $1.6 million for the same period last year, an increase of 77.6% primarily due to the increase in revenue of 15.1% and the increase in the income tax rate for the Company’s operating subsidiary, Duoyuan China, which increased from 12.5% to 25% on January 1, 2009.
As of December 31, 2009, the Company had a cash balance of $96.7 million. For the six months ending December 31, 2009, the Company generated an operating cash flow of approximately $24.2 million compared to $20.6 million in the prior year period.
Six Months Ended December 31, 2009 Results
For the six months ended December 31, 2009, revenues were $75.7 million, representing a 20.1% increase from $63.0 million for the same period last year. Gross profit (non-GAAP) was $40.4 million, an increase of 18.6% from $34.1 million for the prior year period. Gross profit margin (non-GAAP) for the six months ended December 31, 2009, was 53.4% compared to 54.1% for the prior year period. Operating income (non-GAAP) for the six months ending December 31, 2009, was $29.5 million, an increase of 17.4% from $25.1 million for the same period last year. Net income (non-GAAP) increased 11.9% to $23.5 million, for the six months ended December 31, 2009, as compared to $21.0 million for the six months ended December 31, 2008.
Business Outlook
Our business is affected by seasonality in that typically the quarter ending March 31 is the weakest because most businesses are closed during the Chinese New Year holiday. However, Duoyuan Printing expects steady year-over-year growth for the third quarter ended March 31, 2010 due to the ongoing growth in sales of the Company’s multicolor printing products as well as the continuing growth of the Chinese economy.
Based on information available as of February 10, 2010, Duoyuan Printing currently expects to generate revenues in an amount ranging from $20 million to $21 million for the third quarter ended March 31, 2010, representing a year-over-year increase in the range of 15% to 20%. This forecast reflects the Company’s current and preliminary view, which is subject to change.

Non-GAAP Financial Measures:
In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”), we have included in this press release certain non-GAAP financial measure, including “gross profit,” “gross profit margin,” “operating income,” “operating margin,” “net income,” “net margin,” “diluted earnings per share,” “selling expense,” “general and administrative expense” and “research and development expense.” These financial measures are not consistent with GAAP because they do not reflect certain share-based compensation expenses and changes in fair value of derivative instruments. We provide reconciliations of these non-GAAP financial measures to their most directly comparable financial measures as calculated and presented in accordance with GAAP at the end of this press release.
We believe that these non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to our financial condition and results of operations. We believe that these non-GAAP measures, in combination with our financial results calculated in accordance with GAAP, provide investors with additional perspective regarding the impact of certain share-based compensation expenses and changes in fair value of derivative instruments. We further believe that these excluded items do not accurately reflect the underlying performance of our continuing operations for the periods in which they are incurred, even though some of these excluded items may be incurred and reflected in the Company’s GAAP financial results in the foreseeable future.
Cautions on Use of Non-GAAP Measures
As noted above, these non-GAAP financial measures are not consistent with GAAP because they do not reflect certain share-based compensation expenses and changes in fair value of derivative instruments. Management believes investors will benefit from greater transparency in referring to these non-GAAP financial measures when assessing the Company’s operating results, as well as when forecasting and analyzing future periods. However, management recognizes that:
▪	these non-GAAP financial measures are limited in their usefulness and should be considered only as a supplement to the Company’s GAAP financial measures;
▪	these non-GAAP financial measures should not be considered in isolation from, or as a substitute for, the Company’s GAAP financial measures;
▪	these non-GAAP financial measures should not be considered to be superior to the Company’s GAAP financial measures; and
▪	these non-GAAP financial measures were not prepared in accordance with GAAP and investors should not assume that the non-GAAP financial measures presented in this earnings release were prepared under a comprehensive set of rules or principles.
Further, these non-GAAP financial measures may be unique to the Company, as they may be different from non-GAAP financial measures used by other companies. As such, this presentation of non-GAAP financial measures may not enhance the comparability of the Company’s results to the results of other companies.
A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure or measures appears at the end of this press release.
Conference Call
A conference call to discuss second quarter results is scheduled for Thursday, February 11, 2010, at 7:00 a.m. Eastern Time. Dial-in details for the earnings conference call are as follows:

International:	+656-735-7955
US:	+1-718-354-1231
UK:	+0808-234-6646
Hong Kong:	+852-2475-0994
Please dial-in 10 minutes before the call is scheduled to begin and provide the passcode to join the call. The passcode is: 52376354
A replay of the conference call may be accessed by phone at the following number until February 18, 2010.

International:	+61-2-8235-5000
Passcode:	52376354
Additionally, a live and archived webcast of the conference call will be available at http://ir.duoyuan.com.
About Duoyuan Printing
Duoyuan Printing (NYSE: DYP) is a leading manufacturer of commercial offset printing presses in China. The Company combines technical innovation and precision engineering to offer a broad range of printing equipment and solutions. Duoyuan Printing has manufacturing and research and development facilities in Langfang, Hebei Province and Shaoyang, Hunan Province in addition to a distribution and service network with over 85 distributors that operate in over 65 cities and 28 provinces in China. Headquartered in Beijing, the Company is one of the largest non-government owned major offset printing equipment and solutions providers in China. For further information, please visit Duoyuan Printing’s website http://www.duoyuan.com.
Safe Harbor Statement
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions. All statements other than statements of historical fact in this press release are forward-looking statements, including but not limited to, our future financial condition or results of operation, the completion of planned improvements to our Hunan facility, our introduction of a multicolor large format press, CTP system and cold-set corrugated paper machine during the second half of 2010, or at all, the ongoing growth in the sales of our multicolor printing products, and the continuing growth of the Chinese economy. These forward-looking statements are based on management’s current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates, but involve a number of unknown risks and uncertainties, including, without limitation, our ability to sustain our recent profitability and growth rates, the possibility that we may not meet production demands and standards at a reasonable cost, increased competition in the offset printing equipment market, our ability to develop and sell new products or penetrate new markets, and other risk factors detailed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2009 and in our subsequent reports on Form 10-Q filed with the Securities and Exchange Commission and available at www.sec.gov. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and actual results may differ materially from the anticipated results. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements.
For investor and media enquiries please contact:
Duoyuan Printing, Inc.
William Suh, CFO
Phone: +86-10-6021-2222 (Beijing)
Email: ir@duoyuan.com
Brunswick Group
Philip Lisio
Phone: +86-10-6566-2256
Michael Fuchs
Phone: +86-10-6566-2256
Email: duoyuanprinting@brunswickgroup.com

DUOYUAN PRINTING, INC. AND SUBSIDIARIES
(FORMERLY KNOWN AS ASIAN FINANCIAL, INC.)
CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME
FOR THE THREE MONTHS AND SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

	Three months ended		Six months ended
	December 31,		December 31,
	2009	2008	2009	2008
REVENUES, net	$42,408,047	$36,837,283	$75,702,970	$63,016,714
COST OF REVENUES	19,564,713	16,609,073	35,353,104	28,939,825

GROSS PROFIT	22,843,334	20,228,210	40,349,866	34,076,889
RESEARCH AND DEVELOPMENT EXPENSES	628,674	490,084	992,833	1,184,601
SELLING EXPENSES	3,908,445	2,952,037	7,064,821	5,498,952
GENERAL AND ADMINISTRATIVE EXPENSES	3,628,448	1,344,637	5,118,646	2,276,335

INCOME FROM OPERATIONS	14,677,767	15,441,452	27,173,566	25,117,001
CHANGE IN FAIR VALUE OF DERIVATIVE INSTRUMENTS	(3,344,611)	108,669	(3,233,996)	164,076
OTHER INCOME (EXPENSE), net
Non-operating expenses	—	(956,936)	—	(956,936)
Interest expense	(211,737)	(213,664)	(446,126)	(426,739)
Interest income and other income	40,280	35,708	71,927	69,187

Other expense, net	(171,457)	(1,134,892)	(374,199)	(1,314,488)
INCOME BEFORE PROVISION FOR INCOME TAXES AND NONCONTROLLING INTEREST	11,161,699	14,415,229	23,565,371	23,966,589
PROVISION FOR INCOME TAXES	2,849,832	1,604,339	5,258,478	2,531,130

NET INCOME	8,311,867	12,810,890	18,306,893	21,435,459
Less: Net income attributable to noncontrolling interest	223,951	168,986	381,904	278,723

NET INCOME ATTRIBUTABLE TO DUOYUAN PRINTING, INC.	8,087,916	12,641,904	17,924,989	21,156,736
OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	1,810	308,470	185,027	564,737

COMPREHENSIVE INCOME ATTRIBUTABLE TO DUOYUAN PRINTING, INC.	$8,089,726	$12,950,374	$18,110,016	$21,721,473

BASIC WEIGHTED AVERAGE NUMBER OF SHARES	28,367,934	25,000,050	26,683,992	25,000,050

DILUTED WEIGHTED AVERAGE NUMBER OF SHARES	29,202,495	25,000,050	27,101,273	25,000,050

BASIC EARNING PER SHARE	$0.29	$0.51	$0.67	$0.85

DILUTED EARNING PER SHARE	$0.28	$0.51	$0.66	$0.85

DUOYUAN PRINTING, INC. AND SUBSIDIARIES
(FORMERLY KNOWN AS ASIAN FINANCIAL, INC.)
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2009 AND JUNE 30, 2009
A S S E T S

	December 31,	June 30,
	2009	2009
	(Unaudited)
CURRENT ASSETS:
Cash	$96,743,881	$31,044,070
Accounts receivable, net of allowance for doubtful accounts of $1,612,406 and $1,401,689 as of December 31, 2009 and June 30, 2009, respectively	43,668,616	37,259,616
Inventories	25,150,892	25,883,242
Other current assets	570,703	26,912

Total current assets	166,134,092	94,213,840

PLANT AND EQUIPMENT, net	41,826,421	43,123,153

OTHER ASSETS:
Intangible assets, net	3,904,742	3,939,476
Advances on equipment purchases	7,284,609	7,274,677

Total other assets	11,189,351	11,214,153

Total assets	$219,149,864	$148,551,146

L I A B I L I T I E S A N D S H A R E H O L D E R S’ E Q U I T Y

CURRENT LIABILITIES:
Lines of credit	$14,376,600	$14,357,000
Accounts payable	1,292,853	756,116
Accrued liabilities	3,017,033	2,251,419
Taxes payable	4,821,371	1,512,727

Total current liabilities	23,507,857	18,877,262

Derivative instrument liabilities	5,136,268	1,180,477

Total Liabilities	28,644,125	20,057,739

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock; $0.001 par value; 1,000,000 shares authorized; no shares issued and outstanding as of December 31, 2009 and June 30, 2009	—	—
Common stock; $0.001 par value; 100,000,000 shares authorized; 30,563,217 shares issued and outstanding as of December 31, 2009 and 25,000,050 shares issued and outstanding as of June 30, 2009	30,563	25,000
Additional paid-in capital	70,272,694	27,263,040
Statutory reserves	11,179,137	9,428,573
Retained earnings	95,903,555	79,226,497
Accumulated other comprehensive income	10,973,612	10,788,585

Total Duoyuan Printing, Inc. shareholders’ equity	188,359,561	126,731,695

NONCONTROLLING INTEREST	2,146,178	1,761,712

Total equity	190,505,739	128,493,407

Total liabilities and equity	$219,149,864	$148,551,146

DUOYUAN PRINTING, INC. AND SUBSIDIARIES
(FORMERLY KNOWN AS ASIAN FINANCIAL, INC.)
CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

	Common Stock		Additional paid-in capital	Retained earnings		Accumulated other comprehensive income
	Number of shares	Amount		Statutory reserves	Unrestricted		Noncontrolling Interest	Total
BALANCE, June 30, 2008	25,000,050	$25,000	$27,263,040	$6,000,090	$50,058,176	$10,460,031	$1,292,843	$95,099,180
Net income					21,156,736		278,723	21,435,459
Adjustment to statutory reserves				3,558,242	(3,558,242)			—
Foreign currency translation adjustments						564,737	7,603	572,340

BALANCE, December 31, 2008 (Unaudited)	25,000,050	$25,000	$27,263,040	$9,558,332	$67,656,670	$11,024,768	$1,579,169	$117,106,979
Net income					11,440,068		184,830	11,624,898
Adjustment to statutory reserves				(129,759)	129,759			—
Foreign currency translation adjustments						(236,183)	(2,287)	(238,470)

BALANCE, June 30, 2009	25,000,050	$25,000	$27,263,040	$9,428,573	$79,226,497	$10,788,585	$1,761,712	$128,493,407
Cumulative effect of reclassification of warrants			(2,234,538)		502,633			(1,731,905)

BALANCE, July 1, 2009, as adjusted	25,000,050	$25,000	$25,028,502	$9,428,573	$79,729,130	$10,788,585	$1,761,712	$126,761,502
Issuance of ordinary shares in connection with Initial Public Offering, net of offering costs	5,500,000	5,500	41,910,036					41,915,536
Stock-based compensation			2,324,109					2,324,109
Issuance of ordinary shares in connection with cashless exercise of warrants	63,167	63	1,010,047					1,010,110
Net income					17,924,989		381,904	18,306,893
Adjustment to statutory reserves				1,750,564	(1,750,564)			—
Foreign currency translation adjustments						185,027	2,562	187,589

BALANCE, December 31, 2009 (Unaudited)	30,563,217	$30,563	$70,272,694	$11,179,137	$95,903,555	$10,973,612	$2,146,178	$190,505,739

DUOYUAN PRINTING, INC. AND SUBSIDIARIES
(FORMERLY KNOWN AS ASIAN FINANCIAL, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$17,924,989	$21,156,736
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Noncontrolling interest	381,904	278,723
Depreciation	1,819,403	1,345,191
Amortization	40,096	40,038
Bad debt expense	208,718	—
Change in fair value of derivative instruments	3,233,997	(164,076)
Stock-based compensation	2,324,109	—
Changes in operating assets and liabilities:
Accounts receivable	(6,564,255)	(3,241,285)
Inventories	768,133	(1,391,945)
Other current assets	(543,538)	657,362
Accounts payable	535,485	(103,601)
Accrued liabilities	763,620	431,899
Taxes payable	3,305,225	1,596,550

Net cash provided by operating activities	24,197,886	20,605,592

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(464,353)	(1,408,404)
Advances on equipment purchases	—	(9,865,535)
Payments for construction-in-progress	—	(172,302)

Net cash used in investing activities	(464,353)	(11,446,241)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from lines of credit	12,900,800	12,885,840
Payments for lines of credit	(12,900,800)	(9,957,240)
Proceeds from Initial Public Offering, net of offering costs	41,915,536	—

Net cash provided by financing activities	41,915,536	2,928,600

EFFECT OF EXCHANGE RATE CHANGES ON CASH	50,742	113,511

INCREASE IN CASH	65,699,811	12,201,462

CASH, beginning of period	31,044,070	14,199,700

CASH, end of period	$96,743,881	$26,401,162

DUOYUAN PRINTING, INC. AND SUBSIDIARIES
(FORMERLY KNOWN AS ASIAN FINANCIAL, INC.)
RECONCILIATION OF GAAP TO NON-GAAP RESULTS OF OPERATIONS
FOR THE THREE MONTHS AND SIX MONTHS ENDED DECEMBER 31, 2009, AND 2008
(UNAUDITED)

	Three months ended		Six months ended
	December 31		December 31
	2009	2008	2009	2008
GAAP COST OF REVENUE	$19,564,713	$16,609,073	$35,353,104	$28,939,825
Adjustments:
Stock-based compensation	(51,019)	—	(51,019)	—

NON-GAAP COST OF REVENUE	19,513,694	16,609,073	35,302,085	28,939,825

GAAP GROSS PROFIT	22,843,334	20,228,210	40,349,866	34,076,889
GAAP GROSS MARGIN	53.9%	54.9%	53.3%	54.1%
Adjustments:
Stock-based compensation	51,019	—	51,019	—

NON-GAAP GROSS PROFIT	22,894,353	20,228,210	40,400,885	34,076,889
NON-GAAP GROSS MARGIN	54.0%	54.9%	53.4%	54.1%

GAAP RESEARCH AND DEVELOPMENT EXPENSES	628,674	490,084	992,833	1,184,601
Adjustments:
Stock-based compensation	(95,989)	—	(95,989)	—

NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	532,685	490,084	896,844	1,184,601

GAAP SELLING EXPENSES	3,908,445	2,952,037	7,064,821	5,498,952
Adjustments:
Stock-based compensation	(139,831)	—	(139,831)	—

NON-GAAP SELLING EXPENSES	3,768,614	2,952,037	6,924,990	5,498,952

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	3,628,448	1,344,637	5,118,646	2,276,335
Adjustments:
Stock-based compensation	(2,037,270)	—	(2,037,270)	—

NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	1,591,178	1,344,637	3,081,376	2,276,335

OPERATING INCOME	14,677,767	15,441,452	27,173,566	25,117,001
Adjustments:
Stock-based compensation	2,324,109	—	2,324,109	—

NON-GAAP OPERATING INCOME	17,001,876	15,441,452	29,497,675	25,117,001

NET INCOME	8,087,916	12,641,904	17,924,989	21,156,736
Adjustments:
Change in fair value of derivative instruments	3,344,611	(108,669)	3,233,996	(164,076)
Stock-based compensation	2,324,109	—	2,324,109	—

NON-GAAP NET INCOME	$13,756,636	$12,533,235	$23,483,094	$20,992,660

NON-GAAP Earnings per share:
Basic	$0.48	$0.50	$0.88	$0.84

Diluted	$0.47	$0.50	$0.87	$0.84

Weighted average number of shares outstanding:
Basic	28,367,934	25,000,050	26,683,992	25,000,050

Diluted	29,202,495	25,000,050	27,101,273	25,000,050

DUOYUAN PRINTING, INC. AND SUBSIDIARIES
(FORMERLY KNOWN AS ASIAN FINANCIAL, INC.)
NON-GAAP CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME
FOR THE THREE MONTHS AND SIX MONTHS ENDED DECEMBER 31, 2009, AND 2008
(UNAUDITED)

	Three months ended		Six months ended
	December 31		December 31
	2009	2008	2009	2008
REVENUES, net	$42,408,047	$36,837,283	$75,702,970	$63,016,714
COST OF REVENUES	19,513,694	16,609,073	35,302,085	28,939,825

GROSS PROFIT	22,894,353	20,228,210	40,400,885	34,076,889
RESEARCH AND DEVELOPMENT EXPENSES	532,685	490,084	896,844	1,184,601
SELLING EXPENSES	3,768,614	2,952,037	6,924,990	5,498,952
GENERAL AND ADMINISTRATIVE EXPENSES	1,591,178	1,344,637	3,081,376	2,276,335

INCOME FROM OPERATIONS	17,001,876	15,441,452	29,497,675	25,117,001
CHANGE IN FAIR VALUE OF DERIVATIVE INSTRUMENTS
OTHER INCOME (EXPENSE), net
Non-operating expenses		(956,936)		(956,936)
Interest expense	(211,737)	(213,664)	(446,126)	(426,739)
Interest income and other income	40,280	35,708	71,927	69,187

Other expense, net	(171,457)	(1,134,892)	(374,199)	(1,314,488)
INCOME BEFORE PROVISION FOR INCOME TAXES AND NONCONTROLLING INTEREST	16,830,419	14,306,560	29,123,476	23,802,513
PROVISION FOR INCOME TAXES	2,849,832	1,604,339	5,258,478	2,531,130

NET INCOME	13,980,587	12,702,221	23,864,998	21,271,383
Less: Net income attributable to noncontrolling interest	223,951	168,986	381,904	278,723

NET INCOME ATTRIBUTABLE TO DUOYUAN PRINTING, INC.	13,756,636	12,533,235	23,483,094	20,992,660
OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	1,810	308,470	185,027	564,737

COMPREHENSIVE INCOME ATTRIBUTABLE TO DUOYUAN PRINTING, INC.	$13,758,446	$12,841,705	$23,668,121	$21,557,397

BASIC WEIGHTED AVERAGE NUMBER OF SHARES	28,367,934	25,000,050	26,683,992	25,000,050

DILUTED WEIGHTED AVERAGE NUMBER OF SHARES	29,202,495	25,000,050	27,101,273	25,000,050

BASIC EARNING PER SHARE	$0.48	$0.50	$0.88	$0.84

DILUTED EARNING PER SHARE	$0.47	$0.50	$0.87	$0.84